Supplement dated December 12, 2019

to the Prospectus and Summary Prospectus

dated May 1, 2019, as supplemented, for the following Fund:

Funds
COLUMBIA ACORN TRUST

Columbia Acorn International Select

Effective immediately, all references to the Fund’s portfolio manager(s) in the Fund’s prospectus and summary prospectus are revised to reflect that the Fund’s Lead Portfolio Manager is Stephen Kusmierczak and the Fund’s Co-Portfolio Manager is Hans F. Stege:

Mr. Kusmierczak has served as a Lead Portfolio Manager or Co-Portfolio Manager of the Fund since 2016. He has been a Vice President of the Trust since 2011 and joined Columbia Wanger Asset Management, LLC, the Funds’ investment adviser (“CWAM”), in 2001. Mr. Kusmierczak began his investment career in 1999 and earned a B.A. from Bowdoin College and an M.P.A. from Princeton University, Woodrow Wilson School of Public and International Affairs.

Mr. Stege has served as a Co-Portfolio Manager of the Fund since December 2019. Mr. Stege joined CWAM in 2017 and began his investment career in 2014. Prior to joining CWAM, Mr. Stege served as a partner and research analyst focused on the global energy sector. He also has experience as a senior analyst covering petrochemicals. Mr. Stege earned a B.A. from Dartmouth College and an M.B.A. from the University of Chicago Booth School of Business

[Shareholders should retain this Supplement for future reference.]

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